                                                                   EXHIBIT 10.20


Addendum To Section 1.14(b) of the
                   Fidelity CORPORATEplan for Retirement(SM)
                  Adoption Agreement - Plan Investment Options

Employer:         Farah, Inc.
Plan Name:        Farah Savings and Retirement Plan
Plan Number:      40835

The Employer has currently elected that Participant Accounts under the Plan would be invested among the Fidelity Funds listed below pursuant to Participant direction:

                  Fund Name                                 Fund Number
                  ---------                                 -----------

         Fidelity Retirement Money Market                          0630
         Fidelity Gov't Securities Fund                            0054
         Fidelity Asset Manager-Income                             0328
         Fidelity Asset Manager                                    0314
         Fidelity Equitable Income Fund                            0023
         Fidelity Blue Chip Growth Fund                            0312
         Fidelity Contrafund                                       0022

The Employer amends the Plan to add the following Fund(s) effective October 1, 1997:

                  Fund Name                                 Fund Number
                  ---------                                 -----------

         Spartan U.S. Equity Index Portfolio                       0650
         Fidelity Retirement Growth (Freedom) Fund                 0073
         Fidelity Diversified International Fund                   0325

The Employer amends the Plan to delete the following Fund effective October 1, 1997.

                  Fund Name                                 Fund Number
                  ---------                                 -----------

         Fidelity Asset Manager-Income                             0328

Note: The Employer may elect up to twenty Funds. An additional annual recordkeeping fee will be charged for each Fund in excess of ten.


                          /s/ Russell M. Gibson
                  -----------------------------------
                          Authorized Signature


                          August 22, 1997
                  -----------------------------------
                            Date Signed